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                       The Preferred Group of Mutual Funds
                                 1-800-662-4769
                                  P.O. Box 8320
                              Boston, MA 02266-8320
                             www.PreferredGroup.com

                       Supplement dated August 30, 2002 to
                        Prospectus dated November 1, 2001

     Preferred Fixed Income Fund Subadvisory Arrangements

         Subject to shareholder approval, it is expected that effective on or about November 1, 2002, Western Asset Management Company ("Western"), 117 East Colorado Boulevard, Pasadena, California 91105, and Western Asset Management Company Limited ("WAML"), 155 Bishopgate, London, UK EC2M3XG, will assume subadvisory responsibility for the Preferred Fixed Income Fund (the "Fund") and will manage the Fund as described below.

         Neither Western nor WAML will employ individual portfolio managers to determine the investments of the Fund. Instead, the day-to-day management of the Fund's investments will be the responsibility of the Western Asset Investment Strategy Group or the WAML Investment Strategy Group, as the case may be. Western and WAML are wholly owned subsidiaries of Legg Mason, Inc., a financial services holding company.

         In selecting investments for the Fund, Western and WAML seek to maximize total return, consistent with prudent investment management and liquidity needs, by investing primarily in U.S. dollar denominated fixed income securities and other debt instruments of domestic and foreign entities, including corporate bonds, securities issued or guaranteed as to principal and interest by the U.S. Government, its agencies and instrumentalities, mortgage-related securities and money market instruments. The Fund also expects to utilize derivatives to achieve exposure to the fixed income markets and to hedge certain strategies. Western will determine the relative proportion of the Fund's assets allocated to non-U.S. dollar denominated securities. The Fund's non-U.S. dollar denominated investments will be made by WAML. WAML will select the foreign country and currency composition based on its evaluation of relative interest rates, inflation rates, exchange rates, monetary and fiscal policies, trade and current account balances and any other specific factors WAML believes relevant.

         Under normal market conditions, the Fund will invest at least 80% of its assets in fixed income securities. The average duration of the Fund is expected to range within 20% of the duration of the domestic bond market as a whole (normally four to six years, although this may vary) as measured by Western. The duration of a fixed income security is the weighted average maturity, expressed in years, of the present value of all future cash flows, including coupon payments and principal repayments. The Fund may invest up to 20% of its assets in non-U.S. dollar denominated securities and securities of emerging market issuers. The Fund will not invest more than 10% of its assets in securities of emerging market issuers. The


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     Fund may invest up to 15% of its assets in fixed income securities that are rated, at the time of purchase, below investment grade (securities rated below Baa3 by Moody's or BBB- by S&P, or unrated securities that Western or WAML determines are of comparable quality). The Fund will not purchase a fixed income security rated below B3/B- by each nationally recognized statistical rating agency rating such security or, if unrated, determined to be of comparable quality by Western or WAML. The Fund will maintain a high grade average quality for the portfolio (third highest rating as determined by Moody's or S&P). The Fund may continue to hold securities that are downgraded below investment grade or, if unrated, determined by Western or WAML to be of comparable quality, if Western or WAML believes it would be in the best interests of the Fund to do so.

         The Fund will compare its performance to the Lehman Brothers Aggregate Index. The Index is a widely recognized measure of the aggregate U.S. bond market.


The Preferred Group of Mutual Funds
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